All our revenue from contracts with customers as defined in ASC 606 is recognized within Noninterest income. The following table presents Noninterest income by revenue stream for the three months ended March 31, 2021 and 2020. (Details) - USD ($)
$ in Thousands
		3 Months Ended
		Mar. 31, 2021	Mar. 31, 2020
Revenue from Contract with Customer [Abstract]
Service charges and fees		$ 832	$ 851
Net gain on sale of securities available-for-sale	[1]		4
Insurance and investment fees		226	132
Other noninterest income		207	425
Total Noninterest Income		$ 2,129	$ 2,165

[1]	Not within the scope of ASU 2014-09